Exhibit 25(b)

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                             FORM T-2

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                     STATEMENT OF ELIGIBILITY
            UNDER THE TRUST INDENTURE ACT OF 1939 OF AN
              INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE
               ELIGIBILITY OF A TRUSTEE PURSUANT TO
                 SECTION 305(b)(2)           |__|



                       Stephen J. Giurlando
                         (Name of trustee)

                                          101 Barclay Street, 21W
###-##-####                               New York, New York  10286
(Social Security Number)                  (Business address:  street,
                                          city, state, and zip
                                          code)






                    ENTERGY MISSISSIPPI,  INC.
        (Exact name of obligor as specified in its charter)


State of Mississippi                      64-0205830
(State or other jurisdiction of           (I.R.S. employer
incorporation or organization)            identification no.)

308 East Pearl Street
Jackson, Mississippi                      39201
(Address of principal executive offices)  (Zip code)

                           _____________

                          Debt Securities
                (Title of the indenture securities)

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

1.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

11. List of Exhibits.

    List below all exhibits filed as a part of this statement of eligibility.

    None.




                             SIGNATURE



    Pursuant to the requirements of the Trust Indenture Act of 1939, I, Stephen J. Giurlando, have signed this statement of eligibility in The City of New York, and State of New York, on the 20th day of December, 2000.






                                         /s/  STEPHEN J. GIURLANDO
                                 Name:    STEPHEN J. GIURLANDO